UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 17, 1998

                           DIAMOND HOME SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-20829                 36-3886872
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)

                                222 Church Street
                               Woodstock, IL 60098
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (815) 334-1414

                                      None
             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Effective December 17, 1998, Diamond Exteriors, Inc., a wholly owned subsidiary of the Registrant, ("Exteriors") executed an agreement with Sears, Roebuck and Co. ("Sears") that extended through June 30, 1999 the term of the License Agreement, dated as of January 1, 1996, between Sears and Exteriors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits (numbered pursuant to Item 601 of Registration S-K)

                  (10) Amendment Agreement Extension, dated December 17, 1998, between Sears, Roebuck and Co. and Diamond Exteriors, Inc.

                  (99)     Press release dated December 17, 1998.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   Diamond Home Services, Inc.
                                   (Registrant)

                                   /s/ Richard G. Reece
Date:  December 17, 1998           Richard G. Reece
                                   Vice President and Chief Financial Officer
                                   (For the Registrant and as
                                   Principal Accounting Officer)